EXHIBIT 10.4

                              AMENDMENT NUMBER TWO
                                     TO THE
                               HOMEDCO GROUP, INC.
                               401(K) SAVINGS PLAN


Subject to the consummation of the merger between Homedco Group, Inc. (the "Company") and Abbey Healthcare Group Incorporated ("Abbey"), the following amendments are made to the Homedco Group, Inc. 401(k) Savings Plan (Restated Effective October 1, 1993) (the "Plan"). Unless otherwise stated, these amendments are effective as of the date that the merger of the Company and Abbey is effectuated by the filing of a Certificate of Merger on behalf of the merged entity with the Delaware Secretary of State (the "Merger Effective Date").

1. Section 2.1(j), which defines the term Company, is amended in its entirety to read as follows:

     (j) "COMPANY" means, for the period up to the Merger Effective Date, Homedco Group, Inc. and, for the period on and after the Merger Effective Date, Apria Healthcare Group, Inc.

2. Section 2.1(n), which defines the term Eligible Employee, is amended by adding the following paragraph to the end thereof:

          Notwithstanding the foregoing, effective as of the Merger Effective Date, an Eligible Employee shall include only (i) an Employee of Homedco Group, Inc. (which is the Company in effect immediately prior to the Merger Effective Date) and its Affiliates (determined immediately prior to the Merger Effective Date) or (ii) an Employee, who is first credited with an Hour of Service on or after the Merger Effective Date. Individuals who were employees of Abbey Healthcare Group Incorporated or its affiliates, as defined in Code sections 414 and 1563, determined immediately prior to the Merger Effective Date, shall not be eligible to participate in this Plan.

3. Section 2.1(aa), which defines the term Plan Year, is amended in its entirety to read as follows:

     (aa) "PLAN YEAR" means, effective January 1, 1996, each twelve month period ending December 31. Prior to 1996, Plan Year means, for the period through September 30, 1995, each twelve month period ending September 30 and, for the period after September 30, 1995 and before 1996, the short plan year beginning October 1, 1995 and ending December 31, 1995.

4.   A new section 2.1(mm) is added to the Plan to read as follows:

     (mm) "MERGER EFFECTIVE DATE" means the date on which the merger of the Company and Abbey Healthcare Group Incorporated is effectuated by the filing of a Certificate of Merger on behalf of the merged entity with the Delaware Secretary of State.

5. The first paragraph of section 15.1, relating to Employee Matching contributions, is amended in its entirety to read as follows:

     Each Participant, who is an Employee of the Company or an Affiliate on the last day of the Plan Year, or who retired, became disabled or died during the Plan Year, shall be entitled to an allocation of Employer Matching contributions equal to 100 percent of the first 2 percent of Compensation plus 50 percent of the next 4 percent of Compensation contributed by such Participant under section 4.1 during the Plan Year. Notwithstanding the foregoing, a Participant, who incurs a Separation from Service between the Merger Effective Date and September 30, 1995, shall be entitled to an allocation of Employer Matching contributions equal to 100 percent of the first 2 percent of Compensation plus 50 percent of the next 4 percent of Compensation contributed by such Participant under section 4.1 during the Plan Year ending September 30, 1995, even though the Participant is not an Employee of the Company or an Affiliate on the last day of the Plan Year. The Employer shall contribute to the Trust Fund an amount that shall equal (after taking into account reallocable forfeitures) the above allocations attributable to its Participants for the Plan Year.

6. Section 5.6, relating to the limitations on Annual Additions, is amended by adding the following paragraph to the end thereof:

     For the short Plan Year beginning October 1, 1995 and ending December 31, 1995, the dollar limitation specified in subsection (a) shall be $7,500, rather that $30,000.

7. Section 6.1(a), relating to events that fully vest a Participant in his Employer Contributions Account, is amended in its entirety to read as follows:

     (a) The interest of a Participant in his Employer Contributions Account shall fully vest in him or his Beneficiary upon the happening of any of the following events:

          (1)  The Participant's attainment of Normal Retirement Age;
          (2) The Participant's death while employed by the Company or an Affiliate;
          (3) The Participant's Disability while employed by the Company or an Affiliate;
          (4) The Participant's Separation from Service within two years of the Merger Effective Date, provided that the individual was a Participant on the Merger Effective Date; and
          (5) Complete termination of the Plan, or a partial termination of the Plan which affects the Participant.

8. Except as amended above, the Plan as in effect prior to this amendment shall continue unchanged.


IN WITNESS WHEREOF, Homedco Group, Inc. has caused this Plan amendment to be executed this 27th day of June, 1995.


                               HOMEDCO GROUP, INC.



                               By  /s/ SUSAN K. SKARA
                                   --------------------------------
                                   Susan K. Skara


                               Its Vice President, Human Resources
                                   -------------------------------